UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2022

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

PowerFleet, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on July 19, 2022. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of four directors, each to serve until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Michael Brodsky, Michael Casey, Charles Frumberg and Steve Towe;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022; and

3.	An advisory (non-binding) vote to approve the Company’s executive compensation.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 27,936,731 of the 36,126,995 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Messrs. Brodsky, Casey, Frumberg and Towe as directors of the Company to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified was approved as follows:

	For	Withheld	Broker Non-Votes
Michael Brodsky	22,479,323	1,779,090	3,678,318
Michael Casey	23,069,042	1,189,371	3,678,318
Charles Frumberg	23,910,981	347,432	3,678,318
Steve Towe	21,905,725	2,352,688	3,678,318

2.	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
27,808,049	7,663	121,019	—

3.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
21,527,539	2,588,646	142,228	3,678,318

Also on July 19, 2022, the holders of all of the outstanding shares of the Company’s Series A Convertible Preferred Stock, voting as a separate class, elected Anders Bjork and Medhini Srinivasan to the Company’s board of directors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ Steve Towe
Name:	Steve Towe
Title:	Chief Executive Officer

Date: July 20, 2022